EXHIBIT 99.1

AMYRIS ANNOUNCES OPERATIONAL AND FINANCIAL RESTRUCTURING
TO ADVANCE STRATEGIC TRANSFORMATION

Voluntary Chapter 11 Commenced to Finalize Consensual Go-Forward Plan for Amyris’ Core Business

$190 Million Financing Commitment from Foris Ventures to Support Day-to-Day Operations

EMERYVILLE, Calif., August 9, 2023 – Amyris, Inc. (Nasdaq: AMRS) (“Amyris” or the “Company”), a leading synthetic biotechnology company accelerating the world’s transition to sustainable consumption through its Lab-to-Market™ technology platform and clean beauty consumer brands, today announced that it is moving forward with an operational and financial restructuring to further advance its ongoing strategic transformation and position the Company for long-term success.

The restructuring is intended to improve the Company’s cost structure, capital structure, and liquidity position while streamlining Amyris’ business portfolio to focus on its core competencies in R&D and the scale-up, commercialization, and applications development of its sustainable ingredients derived through biofermentation.

To facilitate the restructuring, Amyris and certain of its domestic subsidiaries commenced voluntary Chapter 11 proceedings in the U.S. Bankruptcy Court for the District of Delaware (the “Court”). Its entities outside the U.S. are not included in the proceedings.

In tandem, to advance the Company’s restructuring goals and maximize the value of its assets, Amyris is planning to exit its consumer brands and will begin marketing them for sale, with a view to having these brands continue to leverage Amyris’ cutting-edge science and technology while under new ownership. As the sale process progresses, Amyris will continue to operate these brands, including through retail partners and the brands’ e-commerce platforms.

Amyris has secured a commitment from an entity affiliated with existing lender Foris Ventures for $190 million of debtor-in-possession (“DIP”) financing to support continued day-to-day operations as the Company works with its key stakeholders to negotiate a consensual go-forward plan centered on Amyris’ core capabilities. Subject to Court approval and the DIP budget, this DIP financing will provide liquidity to help fulfill commitments to the Company’s valued employees, customers, partners, and vendors during the process.

“Since its founding 20 years ago, Amyris has been a pioneer in the development of ingredients made with synthetic biology and has enjoyed great commercial success, particularly as a result of our innovative Lab-to-Market™ technology platform, proven ability to rapidly bring new products to market, and state-of-the-art science and manufacturing infrastructure,” said Han Kieftenbeld, Interim Chief Executive Officer and Chief Financial Officer of Amyris. “Over the past months, we have been hard at work on a strategic transformation plan to reduce costs, improve operational effectiveness, and achieve sustainable growth. We believe the step forward our company has taken today puts us on the best path to address our financial challenges and achieve a comprehensive solution – rooted in Amyris’ ground-breaking science, formulation capabilities, and technology.”

Mr. Kieftenbeld added, “Our aspiration to become the most efficient and productive biotechnology company in our industry has not changed. We remain incredibly excited about Amyris’ long-term potential and our uniquely talented team’s proven ability to deliver on the promise of synthetic biology and continue to make a lasting impact. At the end of this restructuring process, we believe that Amyris will emerge as a financially stronger company with a more focused business model and well-defined path to profitability. In turn, we will be poised to grow sustainably alongside our valued partners and make an even greater impact on our world through clean chemistry.”

To ensure a smooth transition into Chapter 11, the Company filed with the Court a series of customary motions seeking to continue operating as usual and uphold its commitments to its employees and other valued stakeholders during the process. These “first day” motions include requests to continue to pay wages and provide benefits to employees as usual and maintain its customer programs and policies. The Company intends to pay vendors in the ordinary course for all goods received and services rendered after the filing.

Additional Information
Court filings and other documents related to the Company’s restructuring are available at https://cases.stretto.com/Amyris. Vendors with questions can call a dedicated hotline at (888) 855-0485 (toll-free) or +1 (303) 276-0309 (international) or email TeamAmyris@stretto.com.

Pachulski Stang Ziehl & Jones LLP is serving as legal counsel, PricewaterhouseCoopers LLP is serving as financial advisor, and Intrepid Investment Bankers LLC is serving as investment banker to the Company. Philip J. Gund of Ankura Consulting Group, LLC is serving as the Company’s Chief Restructuring Officer.

About Amyris
Amyris (Nasdaq: AMRS) is a leading synthetic biotechnology company, transitioning the Clean Health & Beauty and Flavors & Fragrances markets to sustainable ingredients through fermentation and the company's proprietary Lab-to-Market™ technology platform. This Amyris platform leverages state-of-the-art machine learning, robotics and artificial intelligence, enabling the company to rapidly bring new innovation to market at commercial scale. Amyris ingredients are included in over 20,000 products from the world's top brands, reaching more than 300 million consumers. Amyris also owns and operates a family of consumer brands that is constantly evolving to meet the growing demand for sustainable, effective and accessible products. For more information, please visit http://www.amyris.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 cases, the Company’s ability to continue to operate as usual during the Chapter 11 case, the Company’s ability to improve its cost structure, capital structure, and liquidity position, the Company’s ability to sell any of its existing consumer brands, and the ability of the DIP financing to provide sufficient liquidity for Company’s obligations during the Chapter 11 case. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 cases; the Company’s ability to conduct asset sales; the impact of the Chapter 11 cases on the listing of the Company’s common stock on the Nasdaq Stock Market; the effect of the Chapter 11 cases on the Company’s business prospects, financial results and business operations; and the risks detailed from time to time in filings Amyris makes with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Amyris may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by applicable law, Amyris disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact
Kekst CNC
Sherri L. Toub / Wendi Kopsick / Daniel Hoadley
Amyris@KekstCNC.com

Amyris
Kelly Franklin
devers-franklin@amyris.com

Investor Contact
Amyris
investor@amyris.com
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